Asset Retirement Obligations	12 Months Ended
Dec. 31, 2019
Asset Retirement Obligation Disclosure [Abstract]
Asset Retirement Obligation	Asset Retirement Obligations
The Company maintains reserves where a legal obligation exists to perform an asset retirement activity and the fair value of the liability can be reasonably estimated. These asset retirement obligations (AROs) include liabilities where the timing and (or) method of settlement may be conditional on a future event, that may or may not be within the control of the entity. At December 31, 2019, the Company had recognized AROs of $23.7 million related to landfill closures, decommissioning costs, facility leases and conditional AROs associated with manufacturing activities using what may be characterized as potentially hazardous materials.
Estimates of AROs are evaluated annually in the fourth quarter, or more frequently if material new information becomes known. Accounting for asset retirement obligations requires significant estimation and in certain cases, the Company has determined that an ARO exists, but the amount of the obligation is not reasonably estimable. The Company may determine that additional AROs are required to be recognized as new information becomes available.
Changes in asset retirement obligations for the years ended December 31, 2019 and 2018 were as follows:

(In millions)	2019	2018
Balance at beginning of year	$23.1	$23.5
Accretion expense	0.9	0.8
Payments	(0.3)	(1.2)
Balance at end of year	$23.7	$23.1